Exhibit 10.4
AMENDMENT NUMBER THREE
to the
SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT,
dated as of April 29, 2005,
among
OPTION ONE OWNER TRUST 2001-1 A,
OPTION ONE LOAN WAREHOUSE CORPORATION,
OPTION ONE MORTGAGE CORPORATION
and
WELLS FARGO BANK, N.A.
          This AMENDMENT NUMBER THREE (this “Amendment Number Three”) is made and is effective as of this 1st day of October, 2007, among Option One Owner Trust 2001-1A (the “Issuer”), Option One Loan Warehouse LLC (formerly known as Option One Loan Warehouse Corporation) (the “Depositor”), Option One Mortgage Corporation (the “Loan Originator” and the “Servicer”) and Wells Fargo Bank, N.A. (formerly known as Wells Fargo Bank Minnesota, National Association) as Indenture Trustee (the “Indenture Trustee”), to the Second Amended and Restated Sale and Servicing Agreement, dated as of April 29, 2005 (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, the Loan Originator, the Servicer and the Indenture Trustee, as otherwise amended.
RECITALS
          WHEREAS, the parties hereto desire to amend the Sale and Servicing Agreement subject to the terms and conditions of this Amendment Number Three.
          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:
          SECTION 1. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Sale and Servicing Agreement.
          SECTION 2. Amendments. Effective as of October 1, 2007, the following amendments shall be in full force and effect.
     (i) Section 1.01 of the Agreement is hereby amended by deleting the defined term “Collateral Value Increase Date” in its entirety.
     (ii) Section 1.01 of the Agreement is hereby amended by adding the following new defined term immediately after the definition of “Servicing Addendum”:

     Servicing Advance Facility: That certain Servicing Advance Facility, to be entered into between Greenwich Capital Financial Products, Inc. (or its Affiliates) and the Loan Originator (or its Affiliates) in order to provide the Loan Originator (or its Affiliates) with financing for servicing advances.
     (iii) Section 2.01 (c)(i) of the Agreement is hereby amended by deleting the following sentence therefrom in its entirety:
     In addition, if the Initial Noteholder determines on any date following the related Transfer Date (any such date, a “Collateral Value Increase Date”) that the Collateral value of specified Mortgage Loans shall be 102% pursuant to clause (2)(A) of the definition of Collateral Value, the Trust may request that the Initial Noteholder advance Additional Note Principal Balances equal to such increase in the Collateral Value of the related Mortgage Loans and the Initial Noteholder may, in its sole discretion, make such advance of Additional Note Principal Balances.
     (iv) Section 2.01 (c)(ii) of the Agreement is hereby amended by deleting each occurrence of the phrase “or Collateral Value Increase Date” in such Section.
     (v) Section 2.06(a) of the Agreement is hereby amended by (i) deleting the phrase “As of the Closing Date, each Transfer Date and, as applicable, each Collateral Value Increase Date:” and replacing it with “As of the Closing Date and each Transfer Date:” and (ii) deleting each occurrence of the phrase “or Collateral Value Increase Date” throughout the Section.
     (vi) Section 2.01 of the Agreement is hereby amended by adding the following new subparagraph (d) to such Section:
     (d) Notwithstanding any other term in this Agreement, as of October 1, 2007, the Issuer shall no longer purchase Residual Securities or any Additional Note Balances in connection with any Advance Notes and no further Funding Dates shall occur with respect thereto.
          SECTION 3. Representations. In order to induce the parties hereto to execute and deliver this Amendment Number Three, each of the Issuer and the Depositor hereby jointly and severally represents to the other parties hereto and the Noteholders that as of the date hereof, after giving effect to this Amendment Number Three, (a) all of its respective representations and warranties in the Note Purchase Agreement and the other Basic Documents are true and correct, and (b) it is otherwise in full compliance with all of the terms and conditions of the Sale and Servicing Agreement.
          SECTION 4. Consent and Waiver. The Noteholder, as the sole Noteholder of 100% of the Notes issued under the Indenture, hereby consents to this Amendment Number Three, without regard to any adverse effect the substance of this Amendment Number Three may have on the Notes, and the Noteholder waives the requirement under Section 11.02 of the Sale and Servicing Agreement that the Indenture Trustee and the Issuer receive an Opinion of Counsel for the benefit of the Noteholder to the effect that this Amendment Number Three is authorized or permitted by the Sale and Servicing Agreement.
          SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment Number Three, the Sale and Servicing Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Three need not be made in the Sale and Servicing Agreement or any other instrument or document executed in connection therewith or herewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Sale and Servicing Agreement, any reference in any of such items to the Sale and Servicing Agreement being sufficient to refer to the Sale and Servicing Agreement as amended hereby.
          SECTION 6. Fees and Expenses. The Issuer and the Depositor jointly and severally covenant to pay as and when billed by the Initial Noteholder all of the reasonable out-of-pocket costs and expenses incurred in connection with the transactions contemplated hereby and in the other Basic Documents including, without limitation, (i) all reasonable fees, disbursements and expenses of counsel to the Initial Noteholder, (ii) all reasonable fees and expenses of the Indenture Trustee and Owner Trustee and their counsel and (iii) all reasonable fees and expenses of the Custodian and its counsel.
          SECTION 7. THIS AMENDMENT NUMBER THREE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS DOCTRINE APPLIED IN SUCH STATE (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
          SECTION 8. Counterparts. This Amendment Number Three may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
          SECTION 9. Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Amendment Number Three is executed and delivered by Wilmington Trust Company, not individually or personally, but solely as Owner Trustee of Option One Owner Trust 2001-1A in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment Number Three or any other related documents.
[signature page follows]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Number Three to be executed and delivered by their duly authorized officers as of the day and year first above written.

OPTION ONE OWNER TRUST 2001-1A

By: Wilmington Trust Company, not in its individual capacity but solely as owner trustee

By:

Name:
Title:

OPTION ONE LOAN WAREHOUSE LLC

By:	/s/ William L. O’Neill

Name:	William L. O’Neill
Title:	Secretary, Treasurer

OPTION ONE MORTGAGE CORPORATION

By:	/s/ William L. O’Neill

Name:	William L. O’Neill
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as Indenture Trustee

By:

Name:
Title: